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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  April 9, 2000

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                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
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             (Exact name of registrant as specified in its charter)



          Pennsylvania               0-15864                95-4091769
         (State or other            (Commission           (IRS Employer
         jurisdiction of             File No.)           Identification
         incorporation)                                          No.)

         649 North Lewis Road          Limerick, Pennsylvania       19468
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         (Address of principal executive offices)            (Zip Code)


                Registrant's telephone number, including area code:
                                    610-495-3003
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                                   Not applicable
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           Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On April 9, 2000, Sedona Corporation acquired Acxiom Corporation's Customer Information Management System, or CIMS, business unit. CIMS is a provider of customer relationship management ("CRM") software. As a result of this transaction, Sedona will enhance the development of its Internet-based CRM strategy by obtaining a comprehensive CRM product suitable for smaller to mid-sized businesses and approximately 80 client accounts.

        In connection with the transaction, Sedona issued $1.5 million in 8% convertible preferred stock and warrants exercisable into 247,934 shares of Sedona common stock at an exercise price of $3.025 per share. Sedona also will pay Acxiom a 10% royalty fee on all collections of license fees derived from CIMS technology, such royalties to be not less than $1 million over the three year period following the acquisition, and assumed certain liabilities related principally to the service and warranty contracts assigned by Acxiom to Sedona.











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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements


         The financial statements required by paragraph (a) of Item 7 are filed as Exhibit 99.2 to this Form 8-K/A and hereby incorporated by reference into the text of this Form 8-K/A.


         The unaudited interim financial statements of the CIMS business unit for the periods ending March 31, 2000 and March 31, 1999 are filed as
         Exhibit 99.3 to this Form 8-K/A and hereby incorporated by reference into the text of this Form 8-K/A.

(b)      Pro Forma Financial Information


         The pro forma financial information required by paragraph (b) of Item 7 are filed as Exhibit 99.1 to this Form 8-K/A and hereby incorporated by reference into the text of this Form 8-K/A.


(c)      Exhibits
                                  EXHIBIT INDEX


         The following exhibits are filed as part of this Current Report on Form 8-K/A:


         Exhibit No.
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         2.1(1)    Asset Purchase and Sale Agreement between Acxiom Corporation and SEDONA Corporation, dated April 9, 2000.

         4.1(2) Certificate of Designations, Preferences and Rights of Class A, Series H Convertible Preferred Stock.

         10.1(2) Series H Convertible Preferred Stock and Warrants Purchase Agreement, dated May 5, 2000, by and between the Company and Acxiom Corporation.

         10.2(2) Warrant to purchase shares of common stock of the Company issued to Acxiom Corporation.

         10.3(2) Registration Rights Agreement, dated May 5, 2000, by and between the Company and Acxiom Corporation.

         23.1*     Consent of KPMG, LLP, Independent Auditors

         99.1*     Sedona Corporation's Pro Forma Financial Statements.

         99.2* Acxiom Corporation's Customer Management Information Systems business unit Financial Statements.

         99.3* Acxiom Corporation's Customer Management Information Systems business unit unaudited interim Financial Statements.

         *  Filed Herewith.


         (1) Incorporated by reference to Exhibit 2 to Form 8-K filed April 25, 2000.

         (2) Incorporated by reference to the respective exhibits to Form S-3 filed June 5, 2000 (File No. 333-38578).



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                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SEDONA CORPORATION

         Date: 6/23/2000                    By: /s/ William K. Williams
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                                            William K. Williams
                                            Vice President and Chief Financial
                                            And Accounting Officer










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